Fourth Quarter 2025 Financial Supplement January 28, 2026

Important Notices This presentation is issued by Annaly Capital Management, Inc. ("Annaly"), an internally managed, publicly traded company that has elected to be taxed as a real estate investment trust for federal income tax purposes, and is being furnished in connection with Annaly’s Fourth Quarter 2025 earnings release. This presentation is provided for investors in Annaly for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument. Forward-Looking Statements This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Such statements include those relating to the Company’s future performance, macro outlook, the interest rate and credit environments, tax reform and future opportunities. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of the Company’s assets; changes in business conditions and the general economy including cybersecurity incidents; the Company’s ability to grow its residential credit business; the Company's ability to grow its mortgage servicing rights business; credit risks related to the Company’s investments in credit risk transfer securities and residential mortgage-backed securities and related residential mortgage credit assets; risks related to investments in mortgage servicing rights; the Company’s ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting the Company’s business; the Company’s ability to maintain its qualification as a REIT for U.S. federal income tax purposes; the Company’s ability to maintain its exemption from registration under the Investment Company Act of 1940; and operational risks or risk management failures by us or critical third parties, including cybersecurity incidents. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. We use our website (www.annaly.com) and LinkedIn account (www.linkedin.com/company/annaly-capital-management) as channels of distribution of company information. The information we post through these channels may be deemed material. Accordingly, investors should monitor these channels, in addition to following our press releases, SEC filings and public conference calls and webcasts. In addition, you may automatically receive email alerts and other information about Annaly when you enroll your email address by visiting the "News & Insights" section of our website, then clicking on "Subscribe" and completing the email notification form. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for Annaly or any of its affiliates. Regardless of source, information is believed to be reliable for purposes used herein, but Annaly makes no representation or warranty as to the accuracy or completeness thereof and does not take any responsibility for information obtained from sources outside of Annaly. Certain information contained in the presentation discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. 2

Financial Snapshot 3 Unaudited, dollars in thousands except per share amounts ___________________ * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. For the quarters ended 12/31/2025 9/30/2025 Income Statement GAAP net income (loss) per average common share (1) $1.40 $1.21 Earnings available for distribution per average common share *(1) $0.74 $0.73 Annualized GAAP return (loss) on average equity (2) 26.14% 23.69% Annualized EAD return on average equity* 14.28% 14.70% Balance Sheet Book value per common share $20.21 $19.25 GAAP leverage at period-end (3) 7.2x 7.1x Economic leverage at period-end *(3) 5.6x 5.7x GAAP capital ratio at period-end (4) 11.9% 11.9% Economic capital ratio at period-end *(4) 14.9% 14.8% Portfolio Securities $91,287,630 $85,062,725 Loans, net 5,020,784 4,008,299 Mortgage servicing rights 3,645,865 3,476,181 Interests in MSR 28,626 35,833 Assets transferred or pledged to securitization vehicles 32,067,433 29,512,309 Total investment portfolio $132,050,338 $122,095,347 GAAP Key Statistics Net interest margin (5) 1.18% 0.97% Average yield on interest earning assets (6) 5.42% 5.40% Average GAAP cost of interest bearing liabilities (7) 4.49% 4.73% Net interest spread 0.93% 0.67% Non-GAAP Key Statistics Net interest margin (excluding PAA) *(5) 1.69% 1.70% Average yield on interest earning assets (excluding PAA) *(6) 5.44% 5.46% Average economic cost of interest bearing liabilities *(7) 3.95% 3.96% Net interest spread (excluding PAA) * 1.49% 1.50% Efficiency Operating expenses to earnings available for distribution * 9.26% 9.68% Annualized operating expenses as a % of average total assets 0.16% 0.17% Annualized operating expenses as a % of average total equity 1.31% 1.41%

Portfolio Data

Unaudited, dollars in thousands

Portfolio-Related Data

	For the quarters ended				
	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Agency mortgage-backed securities	$89,628,654	$83,317,819	$71,756,638	$68,329,720	$67,434,068
Residential credit risk transfer securities	213,800	330,647	414,047	521,059	754,915
Non-agency mortgage-backed securities	1,445,176	1,414,259	1,329,941	1,451,524	1,493,186
Commercial mortgage-backed securities	—	—	—	59,061	74,278
Total securities	$91,287,630	$85,062,725	$73,500,626	$70,361,364	$69,756,447
Residential mortgage loans	$5,020,784	$4,008,299	$3,722,272	$3,860,555	$3,546,902
Total loans, net	$5,020,784	$4,008,299	$3,722,272	$3,860,555	$3,546,902
Mortgage servicing rights	$3,645,865	$3,476,181	$3,281,190	$3,272,902	$2,909,134
Interests in MSR	$28,626	$35,833	$—	$—	$—
Residential mortgage loans transferred or pledged to securitization vehicles	$32,067,433	$29,512,309	$27,021,790	$24,464,281	$21,973,188
Assets transferred or pledged to securitization vehicles	$32,067,433	$29,512,309	$27,021,790	$24,464,281	$21,973,188
Total investment portfolio	$132,050,338	$122,095,347	$107,525,878	$101,959,102	$98,185,671
Total assets	$135,609,838	$125,861,572	$112,141,892	$105,115,346	$103,556,384
Period-end TBA contract balances, implied market value	$3,257,086	$3,991,915	$7,783,931	$6,635,383	$3,136,154
Average TBA contract balances, implied market value	$2,186,109	$6,374,052	$6,213,317	$4,635,027	$2,004,639

ANNALY®
4

Financing & Capital Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Financing Data	Repurchase agreements	$81,865,723	$75,118,963	$66,541,378	$61,659,460	$65,688,923
	Other secured financing	1,075,000	1,025,000	1,025,000	900,000	750,000
	Debt issued by securitization vehicles	28,918,753	26,601,790	24,107,249	21,802,193	19,540,678
	Participations issued	1,932,655	1,831,657	1,556,900	1,748,273	1,154,816
	U.S. Treasury securities sold, not yet purchased	2,396,724	2,442,570	2,528,167	2,519,125	2,470,629
	Total debt	$116,188,855	$107,019,980	$95,758,694	$88,629,051	$89,605,046
	Total liabilities	$119,449,927	$110,864,993	$98,667,529	$92,030,838	$90,859,432
	Cumulative redeemable preferred stock	$1,802,480	$1,802,480	$1,536,569	$1,536,569	$1,536,569
	Common equity (1)	14,288,292	13,108,417	11,844,730	11,458,147	11,072,672
	Total Annaly stockholders' equity	16,090,772	14,910,897	13,381,299	12,994,716	12,609,241
	Non-controlling interests	69,139	85,682	93,064	89,792	87,711
	Total equity	$16,159,911	$14,996,579	$13,474,363	$13,084,508	$12,696,952
Key Capital and Hedging Metrics	Weighted average days to maturity of repurchase agreements	35	49	49	50	32
	Weighted average rate on repurchase agreements, for the quarter (2)(3)	4.20%	4.50%	4.53%	4.56%	4.93%
	Weighted average rate on repurchase agreements, at period-end (3)	4.02%	4.36%	4.57%	4.56%	4.76%
	GAAP leverage at period-end	7.2x	7.1x	7.1x	6.8x	7.1x
	Economic leverage at period-end *	5.6x	5.7x	5.8x	5.7x	5.5x
	GAAP capital ratio at period-end	11.9%	11.9%	12.0%	12.4%	12.3%
	Economic capital ratio at period-end *	14.9%	14.8%	14.3%	14.8%	14.8%
	Book value per common share	$20.21	$19.25	$18.45	$19.02	$19.15
	Total common shares outstanding	706,972	681,052	642,076	602,338	578,357
	Hedge ratio (4)	90%	92%	92%	95%	100%
	Weighted average pay rate on interest rate swaps, at period-end	3.15%	3.16%	3.14%	2.98%	3.11%
	Weighted average receive rate on interest rate swaps, at period-end	3.92%	4.27%	4.47%	4.43%	4.50%
	Weighted average net rate on interest rate swaps, at period-end	(0.77%)	(1.11%)	(1.33%)	(1.45%)	(1.39%)

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
5

Income Statement Data

Unaudited, dollars in thousands except per share amounts

Summary Income Statement

	For the quarters ended				
	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Total interest income	$1,690,707	$1,532,497	$1,418,893	$1,317,108	$1,338,880
Total interest expense	1,324,128	1,256,747	1,145,693	1,097,137	1,151,592
Net interest income	$366,579	$275,750	$273,200	$219,971	$187,288
Total economic interest expense *[1]	$1,164,155	$1,051,717	$947,828	$892,748	$879,287
Economic net interest income *	$526,552	$480,780	$471,065	$424,360	$459,593
Total interest income (excluding PAA) *	$1,697,334	$1,550,887	$1,415,031	$1,329,404	$1,313,593
Economic net interest income (excluding PAA) *	$533,179	$499,170	$467,203	$436,656	$434,306
GAAP net income (loss)	$1,017,951	$843,063	$60,371	$130,305	$473,076
GAAP net income (loss) available (related) to common stockholders [2]	$971,107	$791,318	$19,839	$87,067	$443,348
GAAP net income (loss) per average common share [2]	$1.40	$1.21	$0.03	$0.15	$0.78
Earnings available for distribution *	$553,218	$519,882	$489,906	$461,857	$447,015
Earnings available for distribution attributable to common stockholders *[2]	$510,831	$478,755	$452,646	$424,700	$408,311
Earnings available for distribution per average common share *[2]	$0.74	$0.73	$0.73	$0.72	$0.72
PAA cost (benefit)	$6,627	$18,390	($3,862)	$12,296	($25,287)
Weighted average experienced CPR for the period	9.7%	8.6%	8.7%	7.1%	8.7%
Weighted average projected long-term CPR at period-end	10.8%	10.4%	9.1%	9.5%	8.6%

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
6

Key Earnings Metrics

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Key GAAP Earnings Metrics	Dividends declared per common share	$0.70	$0.70	$0.70	$0.70	$0.65
	Total common and preferred dividends declared [1]	$543,836	$517,126	$489,459	$461,020	$416,910
	Annualized GAAP return (loss) on average equity [2]	26.14%	23.69%	1.82%	4.04%	15.00%
	Annualized GAAP return (loss) on average equity per unit of GAAP leverage	3.63%	3.34%	0.26%	0.59%	2.11%
	Net interest margin	1.18%	0.97%	1.04%	0.87%	0.75%
	Average yield on interest earning assets	5.42%	5.40%	5.42%	5.18%	5.36%
	Average GAAP cost of interest bearing liabilities	4.49%	4.73%	4.76%	4.77%	4.96%
	Net interest spread	0.93%	0.67%	0.66%	0.41%	0.40%
Key Non-GAAP Earnings Metrics	Annualized EAD return on average equity *	14.28%	14.70%	14.86%	14.43%	14.27%
	Annualized EAD return on average equity per unit of economic leverage *	2.55%	2.58%	2.56%	2.53%	2.59%
	Net interest margin (excluding PAA) *	1.69%	1.70%	1.71%	1.69%	1.71%
	Average yield on interest earning assets (excluding PAA) *	5.44%	5.46%	5.41%	5.23%	5.26%
	Average economic cost of interest bearing liabilities *	3.95%	3.96%	3.94%	3.88%	3.79%
	Net interest spread (excluding PAA) *	1.49%	1.50%	1.47%	1.35%	1.47%

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
7

Components of Economic Net Interest Income*

Unaudited, dollars in thousands

Economic Net Interest Income *

	For the quarters ended				
	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Interest income:					
Agency Securities	$1,079,716	$949,511	$875,937	$820,182	$874,164
Resi Credit Securities	33,474	33,462	36,853	40,207	47,004
Residential mortgage loans	550,529	505,527	467,959	426,055	383,074
Commercial investment portfolio	—	—	163	1,055	1,622
Reverse repurchase agreements	26,988	43,997	37,981	29,609	33,016
Total interest income	$1,690,707	$1,532,497	$1,418,893	$1,317,108	$1,338,880
Economic interest expense:					
Repurchase agreements	$887,337	$852,175	$775,918	$760,783	$857,533
Net interest component of interest rate swaps and net interest on initial margin related to interest rate swaps (1)	(159,973)	(205,030)	(197,865)	(204,389)	(272,305)
U.S. Treasury securities sold, not yet purchased	25,444	25,962	26,654	25,718	23,862
Debt issued by securitization vehicles	383,139	349,959	312,383	283,592	260,290
Participations issued	28,208	28,651	30,738	27,044	9,907
Total economic interest expense *	$1,164,155	$1,051,717	$947,828	$892,748	$879,287
Economic net interest income *	$526,552	$480,780	$471,065	$424,360	$459,593
PAA cost (benefit)	6,627	18,390	(3,862)	12,296	(25,287)
Economic net interest income (excluding PAA) *	$533,179	$499,170	$467,203	$436,656	$434,306

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
8

GAAP Net Income to Earnings Available for Distribution* Reconciliation

Unaudited, dollars in thousands

EAD* Reconciliation	For the quarters ended				
	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
GAAP net income (loss)	$1,017,951	$843,063	$60,371	$130,305	$473,076
Adjustments to exclude reported realized and unrealized (gains) losses:					
Net (gains) losses on investments and other [1]	(288,630)	(560,957)	(82,854)	(810,970)	2,010,664
Net (gains) losses on derivatives [2]	(104,405)	284,199	574,435	1,169,412	(1,958,777)
Other adjustments:					
Amortization of intangibles	672	673	672	673	671
Non-EAD (income) loss allocated to equity method investments [3]	405	376	(403)	147	(652)
Transaction expenses and non-recurring items [4]	7,223	8,117	5,706	6,782	6,251
Income tax effect of non-EAD income (loss) items	(9,456)	(6,742)	1,003	7,355	5,594
TBA dollar roll income [5]	4,813	9,019	7,252	11,275	2,086
MSR amortization [6]	(77,955)	(72,081)	(68,804)	(62,433)	(64,497)
EAD attributable to noncontrolling interests	(4,027)	(4,175)	(3,610)	(2,985)	(2,114)
Premium amortization adjustment cost (benefit)	6,627	18,390	(3,862)	12,296	(25,287)
Earnings available for distribution *	553,218	519,882	489,906	461,857	447,015
Dividends on preferred stock [7]	42,387	41,127	37,260	37,157	38,704
Earnings available for distribution attributable to common stockholders *	$510,831	$478,755	$452,646	$424,700	$408,311

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
9

Quarter-Over-Quarter Changes in Key Metrics

Unaudited

		For the quarters ended				
		12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Book Value Rollforward	Book value per common share, beginning of period	$19.25	$18.45	$19.02	$19.15	$19.54
	Net income (loss) available (related) to common stockholders	1.40	1.21	0.03	0.15	0.78
	Other comprehensive income (loss) attributable to common stockholders	0.20	0.18	0.08	0.39	(0.54)
	Common dividends declared	(0.70)	(0.70)	(0.70)	(0.70)	(0.65)
	Other [(1)]	0.06	0.11	0.02	0.03	0.02
	Book value per common share, end of period	$20.21	$19.25	$18.45	$19.02	$19.15
Net Interest Margin	Prior quarter net interest margin	0.97%	1.04%	0.87%	0.75%	0.06%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets	0.03%	0.01%	0.14%	0.03%	0.04%
	Net amortization of premiums	(0.01%)	(0.03%)	0.10%	(0.21%)	0.16%
	GAAP interest expense	0.19%	(0.05%)	(0.07%)	0.30%	0.49%
	Current quarter net interest margin	1.18%	0.97%	1.04%	0.87%	0.75%
Net Interest Spread	Prior quarter net interest spread	0.67%	0.66%	0.41%	0.40%	(0.26%)
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets	0.03%	0.01%	0.14%	0.03%	0.04%
	Net amortization of premiums	(0.01%)	(0.03%)	0.10%	(0.21%)	0.16%
	GAAP interest expense	0.24%	0.03%	0.01%	0.19%	0.46%
	Current quarter net interest spread	0.93%	0.67%	0.66%	0.41%	0.40%

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
10

Quarter-Over-Quarter Changes in Key Metrics *(cont'd)*

Unaudited

		For the quarters ended				
		12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Net Interest Margin (excluding PAA)*	Prior quarter net interest margin (excluding PAA) *	1.70%	1.71%	1.69%	1.71%	1.52%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets (including average TBA dollar roll balances)	0.24%	0.02%	0.06%	(0.09%)	(0.01%)
	Net amortization of premiums (excluding PAA)	(0.07%)	0.05%	0.04%	(0.05%)	(0.03%)
	TBA dollar roll income	(0.02%)	0.01%	(0.02%)	0.03%	0.02%
	Economic interest expense	(0.16%)	(0.09%)	(0.06%)	0.09%	0.21%
	Current quarter net interest margin (excluding PAA) *	1.69%	1.70%	1.71%	1.69%	1.71%
Net Interest Spread (excluding PAA)*	Prior quarter net interest spread (excluding PAA) *	1.50%	1.47%	1.35%	1.47%	1.32%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets	0.03%	0.01%	0.14%	0.03%	0.04%
	Net amortization of premiums (excluding PAA)	(0.05%)	0.04%	0.04%	(0.06%)	(0.03%)
	Economic interest expense	0.01%	(0.02%)	(0.06%)	(0.09%)	0.14%
	Current quarter net interest spread (excluding PAA) *	1.49%	1.50%	1.47%	1.35%	1.47%

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
11

Quarter-Over-Quarter Changes in Annualized Return on Average Equity

Unaudited

		For the quarters ended				
		12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Annualized GAAP Return (Loss) on Average Equity	Prior quarter annualized GAAP return (loss) on average equity	23.69%	1.82%	4.04%	15.00%	2.77%
	Quarter-over-quarter changes in contribution:					
	Coupon income	0.50%	0.56%	1.07%	0.09%	(0.19%)
	Net amortization of premiums and accretion of discounts	(0.15%)	(0.24%)	0.80%	(1.66%)	1.31%
	GAAP interest expense	1.31%	(0.80%)	(0.47%)	2.46%	4.36%
	Net servicing income	0.04%	(0.28%)	(0.09%)	0.25%	(0.02%)
	Net gains (losses) on investments and other	(8.36%)	13.27%	(22.64%)	88.89%	(121.66%)
	Net gains (losses) on derivatives	9.06%	9.12%	18.63%	(100.58%)	129.19%
	Other [1]	0.05%	0.24%	0.48%	(0.41%)	(0.76%)
	Current quarter annualized GAAP return (loss) on average equity	26.14%	23.69%	1.82%	4.04%	15.00%
Annualized EAD Return on Average Equity*	Prior quarter annualized EAD return on average equity *	14.70%	14.86%	14.43%	14.27%	12.95%
	Quarter-over-quarter changes in contribution:					
	Coupon income	0.44%	0.54%	1.07%	0.07%	(0.20%)
	Net amortization of premiums (excluding PAA)	(0.49%)	0.40%	0.31%	(0.48%)	(0.21%)
	Economic interest expense	(0.30%)	(0.99%)	(0.85%)	0.18%	1.80%
	Net servicing income	0.03%	(0.29%)	(0.10%)	0.26%	(0.02%)
	TBA dollar roll income	(0.13%)	0.03%	(0.13%)	0.29%	0.10%
	Other [2]	0.03%	0.15%	0.13%	(0.16%)	(0.15%)
	Current quarter annualized EAD return on average equity *	14.28%	14.70%	14.86%	14.43%	14.27%

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
12

Residential & Other Investments Overview as of December 31, 2025

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools) (1)							
Original Weighted Avg. Years to Maturity	Current Face Value	% (3)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
>=30 years (2)	$81,294,269	100.0%	5.14%	100.4%	100.8%	9.7%	$81,984,290
Total/Weighted Avg.	$81,294,269	100.0%	5.14%	100.4%	100.8%	9.7%	$81,984,290

Other Agency Securities							
Type	Current Face Value	% (3)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Multifamily	$6,283,600	98.2%	4.65%	100.7%	101.2%	—%	$6,359,960
Adjustable-rate	114,642	1.8%	6.06%	105.8%	103.8%	19.8%	119,052
Total/Weighted Avg.	$6,398,242	100.0%	4.68%	100.8%	101.3%	19.8%	$6,479,012

Agency Interest-Only Collateralized Mortgage-Backed Obligations							
Type	Current Notional Value	% (4)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-only	$1,309,935	3.3%	3.44%	17.9%	17.4%	6.5%	$228,371
Inverse interest-only	3,956,652	9.8%	2.19%	11.3%	9.7%	9.4%	385,697
Multifamily interest-only	35,026,878	86.9%	0.31%	1.6%	1.6%	0.4%	551,284
Total/Weighted Avg.	$40,293,465	100.0%	0.60%	3.1%	2.9%	7.2%	$1,165,352

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

13

Residential & Other Investments Overview as of December 31, 2025 *(cont'd)*

Unaudited, dollars in thousands

Mortgage Servicing Rights

Type	Unpaid Principal Balance	Servicing Fee (bps)	Weighted Avg. Note Rate	Valuation (bps)	Discount Rate	Projected CPR	Estimated Fair Value
MSR held directly	$242,788,981	26	3.3%	150.2	7.9%	5.8%	$3,645,865
Interests in MSR	1,632,702						28,626
Total/Weighted Avg.	$244,421,683	26	3.3%	150.2	7.9%	5.8%	$3,674,491

Residential Credit Portfolio

Sector	Current Face / Notional Value	% [1]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Estimated Fair Value
Residential credit risk transfer	$204,518	0.5%	8.74%	98.9%	104.5%	$213,800
Non-QM	343,495	0.9%	6.95%	99.3%	97.9%	336,152
Prime	2,294,631	0.3%	5.82%	123.6%	126.6%	114,275
Small balance commercial	186,929	0.5%	7.20%	94.5%	94.7%	176,978
Re-performing and non-performing loan securitizations	462,956	1.1%	7.45%	96.1%	96.7%	447,817
Residential transition loan securitizations	191,767	0.5%	7.11%	99.8%	100.4%	192,626
Prime jumbo	11,771,926	0.5%	4.91%	176.6%	191.5%	177,328
Residential mortgage loans	37,033,580	95.7%	6.67%	101.3%	100.1%	37,088,217
Total/Weighted Avg.	$52,489,802	100.0%	6.69%			$38,747,193

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY 14

Residential Credit Securities Detail as of December 31, 2025

Unaudited, dollars in thousands

		Payment Structure		Investment Characteristics [1]			
Product	Estimated Fair Value	Senior	Subordinate	Coupon	Credit Enhancement	60+ Delinquencies	3M VPR [2]
Credit Risk Transfer	$213,800	$—	$213,800	8.74%	1.52%	1.31%	5.89%
Non-QM	336,152	—	336,152	6.95%	7.80%	3.60%	16.88%
Prime	114,275	90,999	23,276	5.82%	13.38%	1.84%	13.17%
Small balance commercial	176,978	19,639	157,339	7.20%	26.19%	15.06%	12.68%
Re-performing and non-performing loan securitizations	447,817	94,917	352,900	7.45%	19.61%	52.65%	6.41%
Residential transition loan securitizations	192,626	137,035	55,591	7.11%	17.85%	3.89%	64.26%
Prime Jumbo	177,328	106,451	70,877	4.91%	1.08%	0.75%	6.36%
Total	$1,658,976	$449,041	$1,209,935	7.19%	13.80%	18.87%	16.36%

	Bond Coupon				
Product	ARM	Fixed	Floater	Interest Only	Estimated Fair Value
Credit Risk Transfer	$—	$—	$213,800	$—	$213,800
Non-QM	1,327	334,825	—	—	$336,152
Prime	—	83,121	—	31,154	$114,275
Small balance commercial	—	170,171	6,807	—	$176,978
Re-performing and non-performing loan securitizations	—	437,035	10,732	50	$447,817
Residential transition loan securitizations	—	192,626	—	—	$192,626
Prime Jumbo	—	51,986	18,891	106,451	177,328
Total	$1,327	$1,269,764	$250,230	$137,655	$1,658,976

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
15

Hedging & Liabilities as of December 31, 2025

Unaudited, dollars in thousands

Interest Rate Swaps

Maturity	Current Notional [1][2]	Weighted Avg. Pay Rate	Weighted Avg. Receive Rate	Weighted Avg. Years to Maturity[3]
0 to 3 years	$29,577,637	3.55%	3.88%	1.36
> 3 to 6 years	14,646,904	2.67%	3.99%	4.54
> 6 to 10 years	17,018,427	3.03%	3.90%	7.25
Greater than 10 years	1,959,430	3.34%	3.92%	22.02
Total / Weighted Avg.	$63,202,398	3.15%	3.92%	4.23

Interest Rate Swaptions

Type	Current Underlying Notional	Weighted Avg. Underlying Fixed Rate	Weighted Avg. Underlying Floating Rate	Weighted Avg. Underlying Years to Maturity	Weighted Avg. Months to Expiration
Long Receive	$830,000	3.54%	SOFR	7.94	11.25
Short Receive	($1,800,000)	3.23%	SOFR	3.94	11.25

SOFR Futures and U.S. Treasury Hedging Positions

Type	Long Contracts	Short Contracts	Net Positions	Weighted Avg. Years to Maturity
2-year swap equivalent SOFR contracts	$500,000	($500,000)	$—	2.00
U.S. Treasury Positions - 2 year	$—	($3,658,000)	($3,658,000)	1.90
U.S. Treasury Positions - 5 year	$1,973,200	$—	$1,973,200	4.40
U.S. Treasury Positions - 10 year & greater	$—	($14,774,900)	($14,774,900)	11.10
Total / Weighted Avg.	$2,473,200	($18,932,900)	($16,459,700)	8.80

Repurchase Agreements and Other Secured Financing

Maturity	Principal Balance	Weighted Avg. Rate At Period End
Within 30 days	$42,517,566	3.99%
30 to 59 days	32,731,191	3.97%
60 to 89 days	4,624,845	4.02%
90 to 119 days	184,068	5.39%
Over 120 days[4]	2,883,053	5.82%
Total / Weighted Avg.	$82,940,723	4.05%

Total Indebtedness

		Weighted Average Rate[5]		
	Principal Balance	At Period End	For the Quarter	Days to Maturity[6]
Repurchase agreements	$81,865,723	4.02%	4.20%	35
Other secured financing	1,075,000	6.44%	6.63%	545
Debt issued by securitization vehicles	29,301,144	5.11%	5.29%	13,041
Participations issued	1,883,546	6.33%	6.06%	10,871
Total indebtedness	$114,125,413			

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
16

Quarter-Over-Quarter Changes Interest Rate & MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of December 31, 2025 and September 30, 2025
- The interest rate sensitivity reflects instantaneous parallel shifts in rates
- The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk
- All tables assume no active management of the portfolio in response to rate or spread changes

Interest Rate Sensitivity [1]

	As of December 31, 2025		As of September 30, 2025	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]	Estimated Percentage Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]
(75)	(0.3%)	(2.2%)	(0.2%)	(1.7%)
(50)	(0.1%)	(0.7%)	—%	(0.3%)
(25)	—%	—%	—%	0.2%
25	(0.1%)	(0.8%)	(0.1%)	(0.9%)
50	(0.3%)	(2.2%)	(0.3%)	(2.4%)
75	(0.5%)	(4.0%)	(0.6%)	(4.4%)

MBS Spread Sensitivity [1]

	As of December 31, 2025		As of September 30, 2025	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]
(25)	1.2%	8.8%	1.3%	9.7%
(15)	0.7%	5.3%	0.8%	5.8%
(5)	0.2%	1.7%	0.3%	1.9%
5	(0.2%)	(1.7%)	(0.3%)	(1.9%)
15	(0.7%)	(5.2%)	(0.8%)	(5.7%)
25	(1.2%)	(8.6%)	(1.3%)	(9.5%)

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

17

Appendix

Consolidated Statements of Financial Condition

Dollars in thousands except per share amounts	12/31/2025 (unaudited)	9/30/2025 (unaudited)	6/30/2025 (unaudited)	3/31/2025 (unaudited)	12/31/2024 [1]
Assets					
Cash and cash equivalents	$ 2,037,838	$ 2,096,696	$ 2,058,845	$ 1,833,528	$ 1,488,027
Securities	91,287,630	85,062,725	73,500,626	70,361,364	69,756,447
Loans, net	5,020,784	4,008,299	3,722,272	3,860,555	3,546,902
Mortgage servicing rights	3,645,865	3,476,181	3,281,190	3,272,902	2,909,134
Interests in MSR	28,626	35,833	—	—	—
Assets transferred or pledged to securitization vehicles	32,067,433	29,512,309	27,021,790	24,464,281	21,973,188
Derivative assets	115,533	47,899	149,690	67,257	225,351
Reverse repurchase agreements	34,389	35,004	—	—	—
Receivable for unsettled trades	1,031	185,916	1,134,896	2,523	2,201,447
Principal and interest receivable	926,660	959,435	830,535	836,946	1,069,038
Intangible assets, net	6,726	7,398	8,071	8,743	9,416
Other assets	437,323	433,877	433,977	407,247	377,434
Total assets	$ 135,609,838	$ 125,861,572	$ 112,141,892	$ 105,115,346	$ 103,556,384
Liabilities and stockholders' equity					
Liabilities					
Repurchase agreements	$ 81,865,723	$ 75,118,963	$ 66,541,378	$ 61,659,460	$ 65,688,923
Other secured financing	1,075,000	1,025,000	1,025,000	900,000	750,000
Debt issued by securitization vehicles	28,918,753	26,601,790	24,107,249	21,802,193	19,540,678
Participations issued	1,932,655	1,831,657	1,556,900	1,748,273	1,154,816
U.S. Treasury securities sold, not yet purchased	2,396,724	2,442,570	2,528,167	2,519,125	2,470,629
Derivative liabilities	53,755	199,100	425,993	181,065	59,586
Payable for unsettled trades	2,059,386	2,604,278	1,538,526	2,304,774	308,282
Interest payable	380,688	285,080	256,245	285,858	268,317
Dividends payable	494,881	476,737	449,453	421,637	375,932
Other liabilities	272,362	279,818	238,618	208,453	242,269
Total liabilities	119,449,927	110,864,993	98,667,529	92,030,838	90,859,432
Stockholders' equity					
Preferred stock, par value $0.01 per share [2]	1,802,480	1,802,480	1,536,569	1,536,569	1,536,569
Common stock, par value $0.01 per share [3]	7,070	6,811	6,421	6,023	5,784
Additional paid-in capital	27,927,113	27,352,976	26,520,657	25,749,468	25,257,716
Accumulated other comprehensive income (loss)	(488,566)	(624,387)	(740,046)	(787,402)	(1,017,682)
Accumulated deficit	(13,157,325)	(13,626,983)	(13,942,302)	(13,509,942)	(13,173,146)
Total stockholders' equity	16,090,772	14,910,897	13,381,299	12,994,716	12,609,241
Noncontrolling interests	69,139	85,682	93,064	89,792	87,711
Total equity	16,159,911	14,996,579	13,474,363	13,084,508	12,696,952
Total liabilities and equity	$ 135,609,838	$ 125,861,572	$ 112,141,892	$ 105,115,346	$ 103,556,384

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY®
19

Consolidated Statements of Comprehensive Income (Loss)

Unaudited, dollars in thousands except per share amounts

For the quarters ended	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Net interest income					
Interest income	$ 1,690,707	$ 1,532,497	$ 1,418,893	$ 1,317,108	$ 1,338,880
Interest expense	1,324,128	1,256,747	1,145,693	1,097,137	1,151,592
Net interest income	366,579	275,750	273,200	219,971	187,288
Net servicing income					
Servicing and related income	156,131	141,356	141,670	140,435	127,224
Servicing and related expense	16,485	15,104	14,571	14,113	11,648
Net servicing income	139,646	126,252	127,099	126,322	115,576
Other income (loss)					
Net gains (losses) on investments and other	289,428	561,927	83,503	810,812	(2,010,426)
Net gains (losses) on derivatives	251,799	(92,308)	(388,785)	(977,867)	2,215,680
Other, net	13,952	13,959	15,812	7,398	19,339
Total other income (loss)	555,179	483,578	(289,470)	(159,657)	224,593
General and administrative expenses					
Compensation expense	39,279	38,393	36,583	37,297	33,955
Other general and administrative expenses	11,928	11,947	13,435	10,767	10,019
Total general and administrative expenses	51,207	50,340	50,018	48,064	43,974
Income (loss) before income taxes	1,010,197	835,240	60,811	138,572	483,483
Income taxes	(7,754)	(7,823)	440	8,267	10,407
Net income (loss)	1,017,951	843,063	60,371	130,305	473,076
Net income (loss) attributable to noncontrolling interests	4,457	10,618	3,272	6,081	(8,976)
Net income (loss) attributable to Annaly	1,013,494	832,445	57,099	124,224	482,052
Dividends on preferred stock [1]	42,387	41,127	37,260	37,157	38,704
Net income (loss) available (related) to common stockholders	$ 971,107	$ 791,318	$ 19,839	$ 87,067	$ 443,348
Net income (loss) per share available (related) to common stockholders					
Basic	$ 1.40	$ 1.21	$ 0.03	$ 0.15	$ 0.78
Diluted	$ 1.40	$ 1.20	$ 0.03	$ 0.15	$ 0.78
Weighted average number of common shares outstanding					
Basic	693,011,031	656,335,974	620,208,712	587,149,704	569,201,592
Diluted	695,034,348	657,856,427	621,103,218	588,420,998	570,651,985
Other comprehensive income (loss)					
Net income (loss)	$ 1,017,951	$ 843,063	$ 60,371	$ 130,305	$ 473,076
Unrealized gains (losses) on available-for-sale securities	74,992	113,281	33,559	164,877	(337,121)
Reclassification adjustment for net (gains) losses included in net income (loss)	60,829	2,378	13,797	65,403	31,642
Other comprehensive income (loss)	135,821	115,659	47,356	230,280	(305,479)
Comprehensive income (loss)	1,153,772	958,722	107,727	360,585	167,597
Comprehensive income (loss) attributable to noncontrolling interests	4,457	10,618	3,272	6,081	(8,976)
Comprehensive income (loss) attributable to Annaly	1,149,315	948,104	104,455	354,504	176,573
Dividends on preferred stock [1]	42,387	41,127	37,260	37,157	38,704
Comprehensive income (loss) attributable to common stockholders	$ 1,106,928	$ 906,977	$ 67,195	$ 317,347	$ 137,869

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
20

Income Statement Gains (Losses) Detail 21 Unaudited, dollars in thousands For the quarters ended 12/31/2025 9/30/2025 6/30/2025 3/31/2025 12/31/2024 Other Income Statement Details Net gains (losses) on disposal of investments and other ($170,701) ($87,815) ($83,468) ($49,369) ($34,063) Net unrealized gains (losses) on instruments measured at fair value through earnings 460,129 649,742 166,971 860,181 (1,976,363) Net gains (losses) on investments and other $289,428 $561,927 $83,503 $810,812 ($2,010,426) Net interest component of interest rate swaps $147,394 $191,891 $185,650 $191,545 $256,903 Realized gains (losses) on termination or maturity of interest rate swaps 1,788 (3,187) (31,792) (43,789) 36,043 Unrealized gains (losses) on interest rate swaps 78,471 (188,961) (492,183) (753,601) 1,586,097 Net gains (losses) on other derivatives 24,146 (92,051) (50,460) (372,022) 336,637 Net gains (losses) on derivatives $251,799 ($92,308) ($388,785) ($977,867) $2,215,680

Non-GAAP Reconciliations 22 To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company’s results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as Earnings Available for Distribution ("EAD"), or the premium amortization adjustment ("PAA"), differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non-GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided on the following pages. A reconciliation of GAAP net income (loss) to non-GAAP Earnings available for distribution for the quarters ended December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024, is provided on page 9 of this financial supplement. Earnings available for distribution, earnings available for distribution attributable to common stockholders, earnings available for distribution per average common share and annualized EAD return on average equity The Company's principal business objective is to generate net income for distribution to its stockholders and to preserve capital through prudent selection of investments and continuous management of its portfolio. The Company generates net income by earning a net interest spread on its investment portfolio, which is a function of interest income from its investment portfolio less financing, hedging and operating costs. Earnings available for distribution, which is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income, (c) net servicing income less realized amortization of MSR, (d) other income (loss) (excluding amortization of intangibles, non-EAD income allocated to equity method investments and other non-EAD components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items), and (f) income taxes (excluding the income tax effect of non-EAD income (loss) items) and excludes (g) the premium amortization adjustment ("PAA") representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities is used by the Company's management and, the Company believes, used by analysts and investors to measure its progress in achieving its principal business objective. The Company seeks to fulfill this objective through a variety of factors including portfolio construction, the degree of market risk exposure and related hedge profile, and the use and forms of leverage, all while operating within the parameters of the Company's capital allocation policy and risk governance framework. The Company believes these non-GAAP measures provide management and investors with additional details regarding the Company’s underlying operating results and investment portfolio trends by (i) making adjustments to account for the disparate reporting of changes in fair value where certain instruments are reflected in GAAP net income (loss) while others are reflected in other comprehensive income (loss) and (ii) by excluding certain unrealized, non-cash or episodic components of GAAP net income (loss) in order to provide additional transparency into the operating performance of the Company’s portfolio. In addition, EAD serves as a useful indicator for investors in evaluating the Company's performance and ability to pay dividends. Annualized EAD return on average equity, which is calculated by dividing earnings available for distribution over average stockholders’ equity, provides investors with additional detail on the earnings available for distribution generated by the Company’s invested equity capital. Premium Amortization Expense In accordance with GAAP, the Company amortizes or accretes premiums or discounts into interest income for its Agency mortgage-backed securities, excluding interest-only securities, multifamily and reverse mortgages, taking into account estimates of future principal prepayments in the calculation of the effective yield. The Company recalculates the effective yield as differences between anticipated and actual prepayments occur. Using third-party model and market information to project future cash flows and expected remaining lives of securities, the effective interest rate determined for each security is applied as if it had been in place from the date of the security’s acquisition. The amortized cost of the security is then adjusted to the amount that would have existed had the new effective yield been applied since the acquisition date. The adjustment to amortized cost is offset with a charge or credit to interest income. Changes in interest rates and other market factors will impact prepayment speed projections and the amount of premium amortization recognized in any given period. The Company’s GAAP metrics include the unadjusted impact of amortization and accretion associated with this method. Certain of the Company’s non-GAAP metrics exclude the effect of the PAA, which quantifies the component of premium amortization representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term CPR.

Non-GAAP Reconciliations (cont'd) 23 Economic leverage and economic capital ratios The Company uses capital coupled with borrowed funds to invest primarily in real estate related investments, earning the spread between the yield on its assets and the cost of its borrowings and hedging activities. The Company’s capital structure is designed to offer an efficient complement of funding sources to generate positive risk-adjusted returns for its stockholders while maintaining appropriate liquidity to support its business and meet the Company’s financial obligations under periods of market stress. To maintain its desired capital profile, the Company utilizes a mix of debt and equity funding. Debt funding may include the use of repurchase agreements, loans, securitizations, participations issued, lines of credit, asset backed lending facilities, corporate bond issuance, convertible bonds or other liabilities. Equity capital primarily consists of common and preferred stock. The Company’s economic leverage ratio is computed as the sum of recourse debt, cost basis of TBA derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements, other secured financing, structured repurchase transactions (included within Debt issued by securitization vehicles) and U.S. Treasury securities sold, not yet purchased. Debt issued by securitization vehicles (excluding structured repurchase transactions) and participations issued are non-recourse to us and are excluded from economic leverage. Interest income (excluding PAA), economic interest expense and economic net interest income (excluding PAA) Interest income (excluding PAA) represents interest income excluding the effect of the PAA, and serves as the basis for deriving average yield on interest earning assets (excluding PAA), net interest spread (excluding PAA) and net interest margin (excluding PAA), which are discussed below. The Company believes this measure provides management and investors with additional detail to enhance their understanding of the Company’s operating results and trends by excluding the component of premium amortization expense representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities (other than interest-only securities, multifamily and reverse mortgages), which can obscure underlying trends in the performance of the portfolio. Economic interest expense includes GAAP interest expense, the net interest component of interest rate swaps (which includes net interest on variation margin related to interest rate swaps) and net interest on initial margin related to interest rate swaps. The Company uses interest rate swaps to manage its exposure to changing interest rates on its repurchase agreements by economically hedging cash flows associated with these borrowings. Accordingly, adding the net interest component of interest rate swaps to interest expense, as computed in accordance with GAAP, reflects the total contractual interest expense and thus, provides investors with additional information about the cost of the Company's financing strategy. The Company may use market agreed coupon (“MAC”) interest rate swaps in which the Company may receive or make a payment at the time of entering into such interest rate swap to compensate for the off-market nature of such interest rate swap. In accordance with GAAP, upfront payments associated with MAC interest rate swaps are not reflected in the net interest component of interest rate swaps in the Company's Consolidated Statements of Comprehensive Income (Loss). Average yield on interest earning assets (excluding PAA), net interest spread (excluding PAA), net interest margin (excluding PAA) and average economic cost of interest bearing liabilities Net interest spread (excluding PAA), which is the difference between the average yield on interest earning assets (excluding PAA) and the average economic cost of interest bearing liabilities, which represents annualized economic interest expense divided by average interest bearing liabilities, and net interest margin (excluding PAA), which is calculated as the sum of interest income (excluding PAA) plus TBA dollar roll income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract balances, provide management with additional measures of the Company’s profitability that management relies upon in monitoring the performance of the business.

Non-GAAP Reconciliations *(cont'd)*

Unaudited, dollars in thousands

	For the quarters ended				
	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Economic leverage ratio reconciliation					
Repurchase agreements	$81,865,723	$75,118,963	$66,541,378	$61,659,460	$65,688,923
Other secured financing	1,075,000	1,025,000	1,025,000	900,000	750,000
Debt issued by securitization vehicles	28,918,753	26,601,790	24,107,249	21,802,193	19,540,678
Participations issued	1,932,655	1,831,657	1,556,900	1,748,273	1,154,816
U.S. Treasury securities sold, not yet purchased	2,396,724	2,442,570	2,528,167	2,519,125	2,470,629
Total GAAP debt	$116,188,855	$107,019,980	$95,758,694	$88,629,051	$89,605,046
Less Non-recourse debt:					
Debt issued by securitization vehicles (1)	($28,651,989)	($26,601,790)	($24,107,249)	($21,802,193)	($19,540,678)
Participations issued	(1,932,655)	(1,831,657)	(1,556,900)	(1,748,273)	(1,154,816)
Total recourse debt	$85,604,211	$78,586,533	$70,094,545	$65,078,585	$68,909,552
Plus / (Less):					
Cost basis of TBA derivatives	$3,252,601	$3,981,439	$7,686,600	$6,612,755	$3,158,058
Payable for unsettled trades	2,059,386	2,604,278	1,538,526	2,304,774	308,282
Receivable for unsettled trades	(1,031)	(185,916)	(1,134,896)	(2,523)	(2,201,447)
Economic debt *	$90,915,167	$84,986,334	$78,184,775	$73,993,591	$70,174,445
Total equity	$16,159,911	$14,996,579	$13,474,363	$13,084,508	$12,696,952
Economic leverage ratio *	5.6x	5.7x	5.8x	5.7x	5.5x

* Represents a non-GAAP financial measure.

ANNALY®
24

Non-GAAP Reconciliations *(cont'd)*

Unaudited, dollars in thousands

	For the quarters ended				
	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Economic capital ratio reconciliation					
Total GAAP assets	$135,609,838	$125,861,572	$112,141,892	$105,115,346	$103,556,384
Less:					
Gross unrealized gains on TBA derivatives [1]	(17,648)	(24,074)	(97,331)	(35,095)	(8,635)
Debt issued by securitization vehicles [2]	(28,651,989)	(26,601,790)	(24,107,249)	(21,802,193)	(19,540,678)
Participations issued	(1,932,655)	(1,831,657)	(1,556,900)	(1,748,273)	(1,154,816)
Plus:					
Implied market value of TBA derivatives	3,257,086	3,991,915	7,783,931	6,635,383	3,136,154
Total economic assets *	$108,264,632	$101,395,966	$94,164,343	$88,165,168	$85,988,409
Total equity	$16,159,911	$14,996,579	$13,474,363	$13,084,508	$12,696,952
Economic capital ratio *[3]	14.9%	14.8%	14.3%	14.8%	14.8%
Premium Amortization Reconciliation					
Premium amortization expense	$41,367	$36,719	$28,138	$57,412	$8,196
Less:					
PAA cost (benefit)	6,627	18,390	(3,862)	12,296	(25,287)
Premium amortization expense (excluding PAA)	$34,740	$18,329	$32,000	$45,116	$33,483
Interest Income (excluding PAA) Reconciliation					
GAAP interest income	$1,690,707	$1,532,497	$1,418,893	$1,317,108	$1,338,880
PAA cost (benefit)	6,627	18,390	(3,862)	12,296	(25,287)
Interest income (excluding PAA) *	$1,697,334	$1,550,887	$1,415,031	$1,329,404	$1,313,593
Economic Interest Expense Reconciliation					
GAAP interest expense	$1,324,128	$1,256,747	$1,145,693	$1,097,137	$1,151,592
Add:					
Net interest component of interest rate swaps and net interest on initial margin related to interest rate swaps[4]	(159,973)	(205,030)	(197,865)	(204,389)	(272,305)
Economic interest expense *	$1,164,155	$1,051,717	$947,828	$892,748	$879,287
Economic Net Interest Income (excluding PAA) Reconciliation					
Interest income (excluding PAA) *	$1,697,334	$1,550,887	$1,415,031	$1,329,404	$1,313,593
Less:					
Economic interest expense *	1,164,155	1,051,717	947,828	892,748	879,287
Economic net interest income (excluding PAA) *	$533,179	$499,170	$467,203	$436,656	$434,306

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
25

Non-GAAP Reconciliations *(cont'd)*

Unaudited, dollars in thousands

	For the quarters ended				
	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Economic Metrics (excluding PAA)					
Average interest earning assets	$124,781,771	$113,522,223	$104,623,036	$101,631,610	$99,876,810
Interest income (excluding PAA) *	$1,697,334	$1,550,887	$1,415,031	$1,329,404	$1,313,593
Average yield on interest earning assets (excluding PAA) *	5.44%	5.46%	5.41%	5.23%	5.26%
Average interest bearing liabilities	$115,319,739	$103,994,302	$95,274,277	$92,001,700	$90,773,953
Economic interest expense *	$1,164,155	$1,051,717	$947,828	$892,748	$879,287
Average economic cost of interest bearing liabilities *	3.95%	3.96%	3.94%	3.88%	3.79%
Economic net interest income (excluding PAA)*	$533,179	$499,170	$467,203	$436,656	$434,306
Net interest spread (excluding PAA) *	1.49%	1.50%	1.47%	1.35%	1.47%
Interest income (excluding PAA) *	$1,697,334	$1,550,887	$1,415,031	$1,329,404	$1,313,593
TBA dollar roll income	4,813	9,019	7,252	11,275	2,086
Economic interest expense *	(1,164,155)	(1,051,717)	(947,828)	(892,748)	(879,287)
Subtotal	$537,992	$508,189	$474,455	$447,931	$436,392
Average interest earning assets	$124,781,771	$113,522,223	$104,623,036	$101,631,610	$99,876,810
Average TBA contract balances, implied cost basis	2,182,985	6,356,708	6,218,305	4,625,212	2,013,666
Subtotal	$126,964,756	$119,878,931	$110,841,341	$106,256,822	$101,890,476
Net interest margin (excluding PAA) *	1.69%	1.70%	1.71%	1.69%	1.71%

* Represents a non-GAAP financial measure.

ANNALY 26

Page 6 (1) Economic interest expense is comprised of GAAP interest expense, the net interest component of interest rate swaps, and net interest on initial margin related to interest rate swaps, which is reported in Other, net in the Company’s Consolidated Statements of Comprehensive Income (Loss). Net interest on variation margin related to interest rate swaps is included in the Net interest component of interest rate swaps in the Company’s Consolidated Statements of Comprehensive Income (Loss). (2) Net of dividends on preferred stock. The quarter ended December 31, 2025 excludes, and the quarter ended September 30, 2025 includes, cumulative and undeclared dividends of  $3.7 million on the Company's Series J Preferred Stock as of September 30, 2025. Page 7 (1) Includes dividend equivalents on share-based awards. (2) Annualized GAAP return (loss) on average equity annualizes realized and unrealized gains and (losses) which may not be indicative of full year performance, unannualized GAAP return (loss) on average equity is 6.53%, 5.92%, 0.45%, 1.01% and 3.75% for the quarters ended December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024, respectively. Page 8 (1) Interest on initial margin related to interest rate swaps is reported in Other, net in the Company’s Consolidated Statements of Comprehensive Income (Loss). Page 9 (1) Includes write-downs or recoveries on investments which are reported in Other, net in the Company's Consolidated Statements of Comprehensive Income (Loss). (2) The adjustment to add back Net (gains) losses on derivatives does not include the net interest component of interest rate swaps which is reflected in earnings available for distribution. The net interest component of interest rate swaps totaled $147.4 million, $191.9 million, $185.7 million, $191.5 million and $256.9 million for the quarters ended December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024, respectively. (3) The Company excludes non-EAD (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is reported in Other, net in the Company’s Consolidated Statements of Comprehensive Income (Loss). (4) All quarters presented include costs incurred in connection with securitizations of residential whole loans. (5) TBA dollar roll income represents a component of Net gains (losses) on derivatives. (6) MSR amortization utilizes purchase date cash flow assumptions and actual unpaid principal balances and is calculated as the difference between projected MSR yield income and net servicing income for the period. (7) The quarter ended December 31, 2025 excludes, and the quarter ended September 30, 2025 includes, cumulative and undeclared dividends of  $3.7 million  on the Company's Series J Preferred Stock as of September 30, 2025. Page 10 (1) Other includes the impact of net proceeds from the issuance, repurchase or redemption of common and preferred stock, stock compensation expense, the settlement of stock-based awards in satisfaction of withholding tax requirements and other timing differences on share count related to any of the aforementioned items. Endnotes Page 3 (1) Net of dividends on preferred stock. The quarter ended December 31, 2025 excludes, and the quarter ended September 30, 2025 includes, cumulative and undeclared dividends of  $3.7 million on the Company's Series J Preferred Stock as of September 30, 2025. (2) Annualized GAAP return (loss) on average equity annualizes realized and unrealized gains and (losses) which may not be indicative of full year performance, unannualized GAAP return (loss) on average equity is 6.53% and 5.92% for the quarters ended December 31, 2025 and September 30, 2025, respectively. (3) GAAP leverage is computed as the sum of repurchase agreements, other secured financing, debt issued by securitization vehicles, participations issued and U.S. Treasury securities sold, not yet purchased divided by total equity. Economic leverage is computed as the sum of recourse debt, cost basis of to-be-announced ("TBA") derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements, other secured financing, structured repurchase transactions (included within Debt issued by securitization vehicles) and U.S. Treasury securities sold, not yet purchased. Debt issued by securitization vehicles (excluding structured repurchase transactions) and participations issued are non-recourse to us and are excluded from economic leverage. (4) GAAP capital ratio is computed as total equity divided by total assets. Economic capital ratio is computed as total equity divided by total economic assets. Total economic assets include the implied market value of TBA derivatives and are net of debt issued by securitization vehicles (excluding structured repurchase transactions) and participations issued. (5) Net interest margin represents interest income less interest expense divided by average interest earning assets. Net interest margin (excluding PAA) represents the sum of the Company's interest income (excluding PAA) plus TBA dollar roll income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract balances. (6) Average yield on interest earning assets represents annualized interest income divided by average interest earning assets. Average interest earning assets reflects the average amortized cost of our investments during the period. Average yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA). (7) Average GAAP cost of interest bearing liabilities represents annualized interest expense divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average balances during the period. Average economic cost of interest bearing liabilities represents annualized economic interest expense divided by average interest bearing liabilities. Page 5 (1) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit. (2) Utilizes an actual/360 factor. (3) The average and period-end rates are net of reverse repurchase agreements. Without netting reverse repurchase agreements, the average rate and the period-end rate was unchanged for each period. (4) Measures total notional balances of interest rate swaps, interest rate swaptions (excluding long receiver swaptions), futures and U.S. Treasury securities sold, not yet purchased, at fair value relative to repurchase agreements, other secured financing, cost basis of TBA derivatives outstanding and net forward purchases (sales) of investments; excludes MSR and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities. 27

Page 19 (1) Derived from the audited consolidated financial statements at December 31, 2024. (2) 6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 28,800,000 shares authorized, issued and outstanding. 6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 17,000,000 shares authorized, issued and outstanding. 6.75% Series I Preferred Stock - Includes 17,700,000 shares authorized, issued and outstanding, 8.875% Series J Cumulative Redeemable Preferred Stock - Includes 11,500,000 shares authorized, and 11,000,000 issued and outstanding. (3) Includes 1,456,750,000 shares authorized. Includes 706,972,452 shares issued and outstanding at December 31, 2025; Includes 681,052,317 shares issued and outstanding at September 30, 2025; 642,076,127 shares issued and outstanding at June 30, 2025; 602,338,286 shares issued and outstanding at March 31, 2025; and 578,357,118 shares issued and outstanding at December 31, 2024. Page 20 (1) The quarter ended December 31, 2025 excludes, and the quarter ended September 30, 2025 includes, cumulative and undeclared dividends of $3.7 million on the Company's Series J Preferred Stock as of September 30, 2025. Page 24 (1) Non-recourse debt excludes debt issued by securitization vehicles related to structured repurchase transactions. Page 25 (1) Included in Derivative assets in the Company’s Consolidated Statements of Financial Condition. (2) Excludes debt issued by securitization vehicles related to structured repurchase transactions. (3) Economic capital ratio is computed as total equity divided by total economic assets. (4) Interest on initial margin related to interest rate swaps is reported in Other, net in the Company’s Consolidated Statements of Comprehensive Income (Loss). Endnotes (cont'd) 28 Page 12 (1) Includes other, net, general and administrative expenses and income taxes. (2) Includes other, net (excluding non-EAD items), MSR amortization (a component of net gains (losses) on investments and other), general and administrative expenses (excluding transaction related expenses) and income taxes (excluding non-EAD income tax). Page 13 (1) Excludes TBA contracts with a notional value of $3.3 billion. (2) Includes fixed-rate collateralized mortgage obligations with an estimated fair value of $2.6 million. (3) Weighted by current face value. (4) Weighted by current notional value. Page 14 (1) Weighted by estimated fair value. Page 15 (1) Investment characteristics exclude the impact of interest-only securities. (2) Represents the 3 month voluntary prepayment rate. Page 16 (1) Current notional is presented net of receiver swaps. (2) As of December 31, 2025, 2% and 98% of the Company's interest rate swaps were linked to the Federal funds rate and the Secured Overnight Financing Rate, respectively. (3) The weighted average years to maturity of payer interest rate swaps is offset by the weighted average years to maturity of receiver interest rate swaps. As such, the net weighted average years to maturity for each maturity bucket may fall outside of the range listed. (4) Approximately 1% of the total repurchase agreements and other secured financing have a remaining maturity over one year. (5) Rates for repurchase agreements and other secured financing are determined by the weighted- average stated interest rates while debt issued by securitization vehicles and participations issued are determined by the weighted-average yield. (6) Determined based on estimated weighted average lives of the underlying debt instruments. Page 17 (1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with internally derived inputs, analysis, and adjustments. Models are periodically updated to help better capture market risks and conditions. Such updates are completed by third parties and through the Company's calibration of external models. Any model updates that occur are reflected in the period in which they occur. Actual results could differ materially from these estimates. (2) Scenarios include Residential Investment Securities, residential mortgage loans, MSR and derivative instruments. (3) Net asset value (“NAV”) represents book value of common equity.